UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

CBS Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Meeting Information See the reverse side of this notice to obtain proxy materials and voting instructions. M86979-P60529-Z64887 CBS CORPORATION VOTING CLASS A COMMON STOCK *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2015. 51 W. 52ND STREET NEW YORK, NY 10019 Meeting Type: Annual For holders as of: March 31, 2015 Date: May 21, 2015 Time: 10:00 A.M., EDT Location: The Museum of Modern Art The Lewis B. and Dorothy Cullman Education and Research Building 4 West 54th Street (between 5th Avenue and 6th Avenue) New York, New York 10019 To obtain directions to attend the meeting, please call (212) 975-8745 or visit www.proxyvote.com. You are receiving this communication because you hold shares of CBS Corporation Class A Common Stock. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: To attend the Annual Meeting, you will need an admission ticket issued by CBS Corporation. Please check the Proxy Statement for instructions on how to obtain an admission ticket. At the Annual Meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. M86980-P60529-Z64887 .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX NOTICE AND PROXY STATEMENT FORM 10-K LETTER TO STOCKHOLDERS

Voting Items The Board of direcTors recommends a voTe "for" all lisTed direcTor nominees. The Board of direcTors recommends a voTe "for" maTTers 2, 3 and 4. 1. The election of 14 directors: nominees: 1a. David R. Andelman 1b. Joseph A. Califano, Jr. 1c. William S. Cohen 1d. Gary L. Countryman 1e. Charles K. Gifford 1f. Leonard Goldberg 1g. Bruce S. Gordon 1h. Linda M. Griego 1i. Arnold Kopelson 1j. Leslie Moonves 1k. Doug Morris 1l. Shari Redstone 1m. Sumner M. Redstone 1n. Frederic V. Salerno 2. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for fiscal year 2015. 3. Re-approval of the material terms of the performance goals in the Company's Senior Executive Short-Term Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code. 4. Approval of amendments to the Company's 2005 RSU Plan for Outside Directors. M86981-P60529-Z64887

M86982-P60529-Z64887

M86963-Z64901 CBS CORPORATION NON-VOTING CLASS B COMMON STOCK 51 W. 52ND STREET NEW YORK, NY 10019 See the reverse side for instructions on how to access materials. You are receiving this communication because you hold securities in the company listed above. The company has released informational materials that are now available for your review. This notice provides instructions on how to access CBS CORPORATION materials for informational purposes only. You may view the materials online at www.materialnotice.com and easily request a paper or e-mail copy (see reverse side). Meeting Information Meeting Type: Annual For holders as of: March 31, 2015 Date: May 21, 2015 Time: 10:00 A.M., EDT Location: The Museum of Modern Art The Lewis B. and Dorothy Cullman Education and Research Building 4 West 54th Street (between 5th Avenue and 6th Avenue) New York, New York 10019 To obtain directions to attend the meeting, please call (212) 975-8745 or visit www.materialnotice.com. Important Notice Regarding the Availability of Materials for the Shareholder Meeting to Be Held on May 21, 2015

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.materialnotice.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.materialnotice.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@materialnotice.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT FORM 10-K LETTER TO STOCKHOLDERS Materials Available to VIEW or RECEIVE: .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX M86964-Z64901 How to Access the Materials

This NoTice will eNable you To access maTerials for iNformaTioNal purposes oNly M86965-Z64901

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